UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2006


                               ViewCast.com, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-29020
                            (Commission File Number)

Delaware                                                75-2528700
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation)


                        3701 W. Plano Parkway, Suite 300
                               Plano, Texas 75075
             (Address of principal executive offices, with zip code)

                                 (972) 488-7200
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 31, 2006 ViewCast.com, Inc.issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this Form 8-K by reference.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.


99.1. Press Release issued March 31, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ViewCast.com, Inc.



Date:  March 31, 2006                         By: /s/ Laurie L. Latham
                                                  ------------------------------
                                                  Laurie L. Latham
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------------------------------------------------

99.1                 Press Release issued March 31, 2006